Exhibit 99.2

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of August 10, 2015, is made by and between Envestnet, Inc., a Delaware corporation (“Parent”), and the undersigned holders (collectively, the “Stockholder”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Yodlee, Inc., a Delaware corporation (the “Company”).

WHEREAS, Parent, Yale Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger, dated as of even date herewith (as such agreement may be subsequently amended or modified, the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company (the “Merger”);

WHEREAS, the Stockholder owns of record and has sole or shared voting power with respect to the number of shares of the Company’s Common Stock indicated opposite the Stockholder’s name on Schedule 1 attached hereto (together with any New Shares (defined in Section 5 below), and any other shares or New Shares such Stockholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), the “Shares”);

WHEREAS, the Stockholder owns of record the warrants, options, restricted stock units and convertible notes representing the right to acquire beneficial ownership of the number of shares of the Company’s Common Stock indicated opposite the Stockholder’s name on Schedule 1 attached hereto; and

WHEREAS, as an inducement and a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, the Stockholder has agreed to enter into and perform this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholder and Parent agree as follows:

1. Definitions. All capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.

2. Agreement to Vote Shares.

(a) The Stockholder agrees that, prior to the Expiration Time (as defined in Section 4 below), at any meeting of the stockholders of the Company or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company, with respect to the Merger, the Merger Agreement, any Acquisition Proposal, the Stockholder shall:

(i) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) from and after the date hereof until the Expiration Time, vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares that such Stockholder shall be entitled to so vote: (A) in favor of adoption and approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement (whether or not recommended by the Company’s Board of Directors); (B) against any action or agreement upon which the Company calls its stockholders to vote or consent in breach of the Merger Agreement; and (C) against any Acquisition Proposal or any proposal for any recapitalization, reorganization, liquidation, dissolution, merger, sale of all or substantially all of its assets or other business combination between the Company and any other person (other than the Merger) that would reasonably be expected to impede, interfere with, delay or materially and adversely affect the consummation of the Merger and all other transactions contemplated by the Merger Agreement.

(b) For the avoidance of doubt, nothing in this Agreement shall require any Stockholder to vote or otherwise consent to any amendment to the Merger Agreement or the taking of any action that could result in the amendment, modification or a waiver of a provision therein, in any such case, in a manner that (i) decreases the amount or changes the form of the Merger Consideration, (ii) imposes any material restrictions or additional conditions on the consummation of the Merger or the payment of the Merger Consideration to stockholders, (iii) extends the Termination Date or (iv) amends any other term or condition of the Merger Agreement that is adverse to the Stockholder’s rights under the Merger Agreement. Except as expressly set forth in this Section 2, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the stockholders of the Company, and the Stockholder shall retain at all times the right to vote its Shares in its sole discretion and without any other limitation on those matters other than those set forth in clauses (A) and (B) of Section 2(a)(ii) that are at any time or from time to time presented for consideration to the Company’s stockholders generally; provided, however, that the Stockholder shall not enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Section 2.

3. Waiver of Appraisal and Dissenters’ Rights. Stockholder hereby waives, and agrees not to assert or seek to perfect, any rights of appraisal or rights to dissent from the Merger that Stockholder may have by virtue of ownership of the Shares.

4. Expiration Time; Termination. As used in this Agreement, the term “Expiration Time” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be lawfully terminated thereof or (c) upon mutual written agreement of the parties to terminate this Agreement. Upon the Expiration Time, or at such other time agreed to by the parties hereto or provided herein, this Agreement shall terminate and no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liabilities or damages arising out of the willful and material breach by such party of any of its representations, warranties, covenants or other agreements contained in this Agreement prior to such termination.

5. New Shares. The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Time (“New Shares”), including shares of capital stock of the Company that are acquired by the Stockholder from the exercise, conversion or vesting of warrants, options, restricted stock units and convertible notes shown on Schedule 1, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof, and the representation and warranties in Section 7 below shall be true and correct as of the date that beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of such New Shares is acquired.

6. Agreement to Retain Shares.

(a) From and after the date hereof until the Expiration Time, the Stockholder shall not, directly or indirectly: (i) sell, assign, transfer, tender or otherwise dispose of (including, without limitation, by the creation of a Lien (as defined in Section 7(c) below)) any Shares; (ii) deposit any Shares into a voting trust or enter into a voting agreement or similar arrangement with respect to such Shares or grant any proxy or power of attorney with respect thereto (except as otherwise provided herein); (iii) enter into any contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of a Lien (as defined in Section 7(c) below)) any Shares; or (iv) take any action that would have the effect of preventing or disabling the Stockholder from performing the Stockholder’s obligations under this Agreement.

(b) Notwithstanding the foregoing, Section 6(a) shall not prohibit a transfer of Shares or New Shares by Stockholder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of any Stockholder which is an entity, (iii) to any Affiliate of Stockholder, (iv) to any person or entity if and to the extent required by any non-consensual injunction, order, judgment or decree of any Governmental Authority, by divorce decree or by will, intestacy or other similar Law, or (v) transfers as Parent may agree in writing in its sole and absolute discretion, so long as, in the case of each of the foregoing clauses, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares, except as permitted by, and in accordance with, this Agreement.

7. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) the Stockholder has the full power and authority to execute and deliver this Agreement and to perform the Stockholder’s obligations hereunder.

(b) this Agreement has been duly executed and delivered by or on behalf of the Stockholder and (assuming this Agreement constitutes a valid and binding agreement of Parent), constitutes a valid and binding agreement with respect to the Stockholder, enforceable against the Stockholder in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(c) as of the date hereof, the Stockholder owns of record the number of Shares indicated opposite such Stockholder’s name on Schedule 1, free and clear of any Liens, and, subject to laws pertaining to community property as contemplated by the following sentence, has sole or otherwise unrestricted, voting power with respect to such Shares, and none of the Shares are subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares, except as contemplated by this Agreement. If the Stockholder is a natural person, is married and the Shares constitute community property under applicable Law, Stockholder’s spouse has consented to the execution of this Agreement and has agreed to be bound by the terms and conditions hereof by executing a spousal consent in the form attached hereto as Exhibit A and incorporated herein by reference.

(d) the execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations hereunder and the compliance by the Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any Shares pursuant to, any note, bond, mortgage, indenture, deed of trust, license, lease, contract, agreement or other instrument or obligation to which the Stockholder is a party or by which the Stockholder is bound, or any law, statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Stockholder or, in the event that the Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of the Stockholder, except as would not in any material respect impair or adversely effect the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect.

(e) the execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by the Stockholder, except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not in any material respect impair or adversely effect the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect.

8. Irrevocable Proxy. By execution and delivery of this Agreement, the Stockholder does hereby appoint Parent and up to three designees of Parent, and each of them individually, with full power of substitution and re-substitution, as the Stockholder’s true and lawful attorneys-in-fact and irrevocable proxies, to the fullest extent of the Stockholder’s rights with respect to the Shares, in the event the Stockholder does not vote in the manner described in Section 2 of this Agreement, to vote each of the Shares solely in the manner provided for, and with respect to the matters described in, Section 2 of this Agreement (including, if the Board of Directors of the Company has effected (and not withdrawn) an Adverse Recommendation Change with respect to a Superior Proposal in accordance with the Merger Agreement, subject to subsection (b) thereof). The Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Time, at which time this irrevocable proxy shall automatically terminate. The Stockholder hereby agrees to take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of the Stockholder’s proxy and hereby revokes any proxies previously granted by the Stockholder with respect to the Shares, and represents to Parent that no such previously-granted proxies are irrevocable.

9. No Solicitation. From and after the date hereof until the Expiration Time, other than as expressly permitted as a director or Representative of the Company by the Merger Agreement, Stockholder shall not, nor shall it permit any of its Subsidiaries or Affiliates to, nor shall it authorize any officer, director or representative of, Stockholder or any of its Subsidiaries or Affiliates to, (a) solicit, initiate or knowingly encourage (including by way of furnishing non-public information or other assistance), or take other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be likely to lead to, any Acquisition Proposal, (b) participate in any discussions or negotiations regarding, or that may reasonably be likely to lead to, any Acquisition Proposal, (c) enter into any agreement with respect to an Acquisition Proposal (other than the Merger Agreement), (d) solicit proxies, become a “participant” in a “solicitation” or take any action to facilitate a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to any Acquisition Proposal (other than the Merger Agreement), (e) initiate a stockholders’ vote or action by consent of the Company’s stockholders with respect to any Acquisition Proposal (other than the Merger Agreement), or (f) except by reason of this Agreement become a member of a “group” (as such term is used in Rule 13d-5(b)(1) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of any Acquisition Proposal.

10. No Agreement as Director or Officer. Notwithstanding anything herein to the contrary, the covenants and agreements set forth in this Agreement, including in Section 9 above, shall not prevent any officer, director, employee or representative of the Stockholder or its Affiliates (each a “Stockholder Representative”), (a) if the Stockholder Representative is serving on the Board of Directors of the Company or is an officer of the Company, from exercising his or her duties, obligations or rights as a director or officer of the Company or otherwise taking any action while acting in such capacity as a director or officer of the Company (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company), including with respect to the matters set forth in Section 6.2 of the Merger Agreement, or (b) if the Stockholder Representative is serving as a trustee or fiduciary of any ERISA plan or trust, from exercising his or her duties and obligations as a trustee or fiduciary of such ERISA plan or trust.

11. Specific Enforcement. The parties hereto agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that monetary damages, even if available, or other legal remedies would not be an adequate remedy for any such damages. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in any competent jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

12. Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 9.5 of the Merger Agreement and to the Stockholder at its address set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice). The Stockholder shall be required to give Parent prompt (and in any event within 48 hours) written notice of any breaches of any representation, warranty, covenant or agreement of the Stockholder set forth in this Agreement that would prevent or delay the performance by the Stockholder of his, her or its obligations under this Agreement in any material respect.

13. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

14. Binding Effect and Assignment. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be. Neither this Agreement nor any rights or obligations hereunder may be assigned by any party hereto without the prior written consent of the other party hereto; provided, however, that, notwithstanding the foregoing, Parent may assign its rights and obligations under this Agreement to any Subsidiary or Affiliate.

15. No Waivers. No waivers of any breach of this Agreement extended by Parent to the Stockholder shall be construed as a waiver of any rights or remedies of Parent with respect to any other stockholder of the Company who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of the Company. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

16. Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its rules of conflict of laws. Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in the Chancery Court in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (d) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 9.5 of the Merger Agreement.

17. Waiver of Jury Trial. The parties hereto hereby waive any right to trial by jury with respect to any action or proceeding related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.

18. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of the Company has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Company’s certificate of incorporation and bylaws, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.

19. Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

20. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

21. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

22. Disclosure. The Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC, including the Proxy Statement, such Stockholder’s identity and ownership of the Shares and the nature of such Stockholder’s obligations under this Agreement.

23. Facsimile or .pdf Signature. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

[Remainder of page intentionally left blank; signature appear on net page]

IN WITNESS WHEREOF, Parent and the Stockholder have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

ENVESTNET, INC.

By:	/s/ Judson Bergman
Name: Judson Bergman
Title: Chairman and Chief Executive Officer

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Private Equity, L.P., its general partner

By: Warburg Pincus Private GP LLC, its general partner

By:	Warburg Pincus & Co., its managing member

By	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS NETHERLANDS PRIVATE EQUITY VIII C.V. I

By: Warburg Pincus Private Equity, L.P., its general partner

By: Warburg Pincus Private GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WP-WP VIII INVESTORS, L.P.

By: WP-WPVIII Investors GP L.P., its general partner

By: WPP GP LLC, its general partner

By: Warburg Pincus Partners, L.P., its managing member

By: Warburg Pincus Partners GP LLC, its general partner

By: Warburg Pincus & Co., its managing member

By	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Signature Page to Voting Agreement

SCHEDULE 1

Stockholder’s Address for Notice:

450 Lexington Ave.

New York, New York 10017

Facsimile: (212) 878 9351

Attention: Robert Knauss

Shares owned of record:		Shares owned beneficially
Form in which held*	Number of Shares	Form in which held*	Number of Shares
Common Stock	8,160,691

*	Indicate if shares are owned or rights to acquire shares (e.g., options)

Sch.I-1

Exhibit A

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:

Name of Stockholder

and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of August [•], 2015, by and among Envestnet, Inc., a Delaware corporation (“Parent”), Yale Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: August [•], 2015
Name:

Ex.A-1